UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

THE CENTER FOR WOUND HEALING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51317	87-0618831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 White Plains Road, Suite 200, Tarrytown, NY	10591
(Address of principal executive offices)	(Zip Code)

(914) 372-3150
(Registrant’s telephone number, including area code)

 N/A
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  Effective as of June 29, 2009, The Center for Wound Healing, Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”), determined not to renew the engagement of Raich Ende Malter & Co. LLP (“Raich Ende”) as the independent registered public accounting firm engaged to audit the financial statements of the Company and engaged Eisner LLP as its new independent registered public accounting firm for the fiscal year ending June 30, 2009.

Raich Ende performed the audit of our financial statements for the fiscal years ended June 30, 2006, 2007 and 2008.  During this period and subsequent interim periods prior to the Company’s determination not to renew Raich Ende’s engagement, there were no disagreements with Raich Ende on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Raich Ende, would have caused Raich Ende to make a reference to the subject matter of such disagreement in connection with its reports on the Company’s consolidated financial statements for any such periods.  The reports of Raich Ende regarding the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the period of Raich Ende’s engagement, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company determined that, although it was satisfied with the quality of the audits conducted by Raich Ende, the engagement of a new independent certified public accountant would be in the best interests of the Company and its stockholders.  The decision not to renew Raich Ende’s engagement was approved by the Company’s Board of Directors.

Raich Ende has furnished the Company with a letter addressed to the Securities and Exchange Commission regarding the above statements, which letter is attached hereto as Exhibit 16.1.

(b)  Effective as of June 29, 2009, the Company has engaged Eisner LLP as the Company’s new independent registered public accounting firm to audit its consolidated financial statements.  The decision to engage Eisner LLP was made by the Company’s Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Raich Ende Malter & Co. LLP regarding change in certifying accountant.**

**Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CENTER FOR WOUND HEALING, INC.

Dated: July 6, 2009	By:	/s/ Andrew G. Barnett
Name: Andrew G. Barnett
Title: Chief Executive Officer